UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 15, 2026

                Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

                  South Carolina

(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

                   (864) 679-9000

(Registrant's telephone number, including area code)

                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 15, 2026, Southern First Bancshares, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with an underwritten public offering of shares of the Company’s common stock. The Preliminary Prospectus Supplement contains preliminary estimated unaudited financial results of the Company as of and for the three months ended March 31, 2026. Such preliminary financial results are furnished under the heading “Preliminary First Quarter 2026 Financial Information (Unaudited)” in the excerpt from the Preliminary Prospectus Supplement filed as Exhibit 99.1 to this Current Report on Form 8-K.

The preliminary financial results included in the Preliminary Prospectus Supplement are solely management estimates based on currently available information, including internal management reports. In preparing the preliminary financial results, the Company’s management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. The Company’s actual financial results for the first quarter of 2026 have not yet been finalized. The preliminary financial results are not a comprehensive statement of all financial results as of and for the three months ended March 31, 2026 and are not necessarily indicative of the results to be achieved for any future period. The Company is required to consider all available information through the finalization of its financial statements and their possible impact on the Company’s financial condition and results of operations for the period, including the impact of such information on the complex judgments and estimates referred to above. As a result, subsequent information or events may lead to material differences between the information about the results of operations described in the Preliminary Prospectus Supplement and the results of operations described in the Company’s subsequent Quarterly Report on Form 10-Q. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to, and does not express an opinion or any other form of assurance on, the preliminary financial results.

The information provided in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document. The information furnished in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7.01. Regulation FD Disclosure.

On April 15, 2026, the Company issued a press release announcing the commencement of an underwritten public offering of shares of the Company’s common stock. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information provided in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document. The information furnished in this Item 7.01 of this

Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

99.1	Excerpt from Preliminary Prospectus Supplement, dated April 15, 2026.
99.2	Press Release, dated April 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

	By:	/s/ Christian J. Zych
	Name:	Christian J. Zych
	Title:	Chief Financial Officer

April 15, 2026